Exhibit 99.2

Paul Dickard Vice President, Communications pdickard@hercrentals.com 239-301-1214	Elizabeth Higashi, CFA Vice President, Investor Relations ehigashi@hercrentals.com 239-301-1024	For Immediate Release NR 16-0701

Herc Rentals Completes Separation from Hertz Car Rental Business; Becomes an Independent, Publicly Traded Company

BONITA SPRINGS, Fla., July 1, 2016 — Herc Holdings Inc. (NYSE:HRI), the equipment rental company formerly named Hertz Global Holdings, Inc. and the continuing parent of Herc Rentals Inc. (Herc Rentals), announced today the completion of its separation from the Hertz car rental business and its debut as an independent, publicly traded corporation.  The company’s common stock begins trading “regular way” today on the New York Stock Exchange under the symbol “HRI.”

Herc Rentals is a premier, full-line equipment-rental firm with approximately 280 company-operated branches, principally located in North America, more than 4,600 employees and 2015 revenues of nearly $1.7 billion.  The company’s equipment rental business spans more than 50 years, with a mission to ensure that end users of its equipment and services achieve optimal performance safely, efficiently and effectively.

To effect the separation as part of a tax-free spinoff, Hertz Global Holdings stockholders as of the June 22, 2016 record date received shares in Hertz Rental Car Holding Company, Inc., on June 30, 2016 at a rate of one share for every five shares held.  Hertz Rental Car Holding Company, Inc. has changed its name to Hertz Global Holdings, Inc., and begins trading “regular way” today on the New York Stock Exchange under the symbol “HTZ.”

The shares of the former Hertz Global Holdings, now known as Herc Holdings Inc., were adjusted for a 1-for-15 reverse stock split that was implemented immediately after the separation.  Herc Holdings shares now represent ownership of the equipment rental business, which will operate through Herc Rentals, on a stand-alone basis.

No fractional shares will be issued in connection with any of the transactions.  Information regarding cash payments to be made in lieu of fractional shares can be found at http://ir.HercRentals.com and http://ir.hertz.com/.

“We are thrilled to begin the next chapter in the history of our company,” said Larry Silber, president and chief executive officer.  “We are strategically positioned to generate above-market growth with significant opportunities for operational and financial improvement.  As an independent company, Herc Rentals now has the financial and operational flexibility to pursue strategies that are specific to the equipment rental business.

“With focused resources, industry experience across the leadership team, premium products and services across a broad array of industries and end-use markets, and the support of our dedicated employees, we are positioned to provide even better service and overall value for our customers and to bring enhanced value to our shareholders.”

Silber is joined by a leadership team with deep knowledge of the equipment rental industry and substantial functional experience and expertise:

•                  Bruce Dressel — Senior Vice President and Chief Operating Officer

•                  Barbara Brasier — Senior Vice President and Chief Financial Officer

•                  Chris Cunningham — Senior Vice President and Chief Human Resources Officer

•                  Rich Marani — Senior Vice President and Chief Information Officer

•                  Maryann Waryjas — Senior Vice President, Chief Legal Officer and Secretary

“We will continue to expand our operations and to invest in all areas of our business, including new product lines such as ProContractor ToolsTM and ProTruckTM line of commercial vehicles, to complement our large selection of premium general equipment products,” added Silber.  “In addition, our new ProSolutionsTM business provides specialty equipment, technical expertise, and full-service, on-site support to solve our customers’ toughest challenges.

“We are also advancing processes and tools designed to drive continuous improvement across our company and to provide a higher level of service for our customers.  Most notably, our enterprise-wide “Herc Way” operating model ensures a consistent branch-to-branch approach to managing, servicing and repairing our fleet and rapidly gets equipment ready to rent, which will greatly improve our opportunities to serve more customers.

“We are excited to shape our future as a customer-focused and operationally excellent business serving diverse markets,” Silber said.  “I’m also pleased to note that our first day as an independent company coincides with the launch of several major technology platforms, including our new website and mobile app.  The mobile app sets new technology and user-experience standards for the equipment rental industry and will continue to evolve to include tools and features designed to improve our customers’ experience with Herc Rentals.”

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About Herc Holdings Inc.

Herc Holdings Inc., which has operated through its Herc Rentals Inc. subsidiary for over 50 years, is one of the leading equipment rental suppliers in North America with approximately 280 company-operated branches, principally located in North America.  Herc Holdings is a full-line equipment-rental supplier in key markets, including commercial and residential construction, industrial and manufacturing, refineries and petrochemicals, civil infrastructure, automotive, government and municipalities, energy, remediation, emergency response, facilities, entertainment and agriculture.  The equipment rental business is supported by ProSolutionsTM, our industry specific solutions-based services, and our professional grade tools, commercial vehicles, pump, power and climate control product offerings, all of which are aimed at helping customers work more efficiently, effectively and safely.  Herc Holdings’ 2015 total revenues as reported in the recently filed Information Statement, were nearly $1.7 billion.  The company has approximately 4,600 employees.  For more information on Herc Holdings and its products and services, visit: www.HercRentals.com.

Forward-Looking Statements

This release contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  We caution readers not to place undue reliance on these statements, which speak only as of the date hereof.  All forward-looking statements are subject to numerous assumptions, risks and uncertainties which could cause our actual results to differ materially from those suggested by the forward-looking statements, including those set forth in our Information Statement filed as Exhibit 99.1 to the Amendment No. 4 of the Form 10 of Hertz Rental Car Holding Company, Inc., filed with the Securities and Exchange Commission on May 27, 2016, such as:  we have no operating history as a stand-alone public company, and our historical and pro forma financial information is not necessarily representative of the results that we would have achieved as a separate, publicly traded company and may not be a reliable indicator of our future results, given the incremental costs we will incur, the decrease in purchasing power we may experience, and the liabilities we have assumed in connection with the spin-off; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; we may not achieve some or all of the expected benefits of the spin-off, the assets and resources that we retain may not be sufficient for us to operate as a stand-alone company, we may not be successful implementing our strategy of further reducing operating costs and our cost reduction initiatives may have adverse consequences; our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, our ability to retain key members of our senior management team and other key personnel and to attract key personnel; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results; as a stand-alone public company, our securities have no prior public market, an active trading market may not develop, pricing is uncertain and the market price of our common stock may fluctuate significantly; our accounting and other management systems and resources may not be adequately prepared to meet the ongoing financial reporting and other requirements; the market price of our common stock could decline as a result of the sale or distribution of a large number of shares of our common stock or the perception that a sale or distribution could occur; some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; our substantial level of indebtedness could materially adversely affect our financial condition and ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry or materially adversely affect our results, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; a number of business risks could have material adverse effects on our business, results of operations, financial condition and/or liquidity, including the cyclicality of our business, a slowdown in worldwide economic conditions or adverse changes in the economic factors specific to the industries in which we operate, intense competition in the industry, including from our own suppliers, any decline in our relations with our key national account or industrial account customers or the amount of equipment they rent from us, any occurrence that disrupts rental activity during our peak periods (given the seasonality of the business, especially in the construction industry), or any inability to purchase adequate supplies of competitively priced equipment or to collect on contracts with customers; the restatement of our previously issued financial statements could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows;  we have identified material weaknesses in our internal control over financial reporting that, if not remediated, may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor confidence in our company and, as a result, the value of our common stock; the restatement of our previously issued financial results has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates risks for us; and other risks and uncertainties set forth in the Information Statement under “Risk Factors.”  All forward-looking statements are expressly qualified in their entirely by such cautionary statements.  We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.